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SILVER BUTTE COMPANY

45 NE Loop 410, Ste. 495

San Antonio, TX 78216

(210) 524-9725

INFORMATION STATEMENT

AND NOTICE OF ACTIONS TAKEN

BY WRITTEN CONSENT OF THE MAJORITY SHAREHOLDERS

Silver Butte Shareholder:

On January 12, 2011, Silver Butte Company ("the “Company”) entered into a Share Exchange Agreement (the "Agreement") with Gulfmark Energy Group, Inc. (the "Gulfmark").  The Company acquired 26,800,000 of the 26,950,000 issued and outstanding capital stock of Gulfmark in exchange for 1,072,000,027 Company common shares and 11,000,000 Series A Preferred Shares.  The common stock, when  issued will represent 98.1% of the Company's issued and outstanding capital stock. The transaction was structured as a tax-free reorganization pursuant to the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

In connection with the transaction, the Company is obligated to issue additional common and preferred shares once it has amended its articles of incorporation as set forth below.

This information is being provided to the shareholders of Silver Butte Company (the "Company"), in connection with our prior receipt of approval by written consent,  in lieu of a special meeting,  of the holder of a majority of our common stock authorizing an amendment to our Articles of Incorporation (1) changing our corporate name to Gulfmark Energy, Inc., (2) authorizing an increase in our capital stock, (3) authorizing a reverse stock split.

The shareholders holding shares representing 93.4% of the votes entitled to be cast at a meeting of the Company's shareholders, consented in writing to the proposed actions. The approval by the shareholder will not become effective until 20 days from the date of mailing of this Information Statement to our shareholders.

The Company's Board of Directors approved these actions on January 12, 2011 and recommended that the Articles of Incorporation be amended in order to effectuate the corporate name change, an increase in authorized common and preferred stock capital and implementing a reverse stock split on a Forty-for-One (40:1)basis of the issued and outstanding common stock effective on, or about July 1, 2011.

The proposed Amendment to the Articles of Incorporation will be filed with the Nevada Secretary of State. The name change and increase in capital will be effective when filed.  The anticipated filing date will be approximately 20 days after the mailing of this Information Statement to our shareholders.

If the proposed Amendment were not adopted by written majority shareholder consent, it would have been necessary for this action to be considered by the Company's shareholders at a special shareholder's meeting convened for the specific purpose of approving the Amendment.

The elimination of the need for a special meeting of the shareholders to approve the Amendments is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law").  This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at

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a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.  According to this Section 78.390 of the Nevada Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Articles of Incorporation.  In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendments as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

The record date established by the Company for purposes of determining the number of outstanding shares of Voting Capital Stock of the Company on January  12, 2011 (the "Record Date").

The date on which this Information Statement was first sent to the shareholders is on, or about June 6, 2011.  The record date established by the Company for purposes of determining the number of outstanding shares of Voting Capital Stock of the Company on January 12, 2011, (the "Record Date").

Forward Looking Statements

This Information Statement and other reports that we file with the SEC contain forward-looking statements about our business containing the words “believes,” “anticipates,” “expects” and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, shareholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, we have no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. An investment in our Company involves numerous risks and uncertainties, including those described elsewhere in this Information Statement.

Proposals by Security Holders

As of the date of this Information Statement, no security holder proposals have been received by the Company.

No Rights of Appraisal

Under the laws of Nevada, the Company’s shareholders are not entitled to appraisal rights with respect to the Amendments and the Company will not independently provide its shareholders with any such right.

No Dissenter's Rights

Under Nevada Law, shareholders are not entitled to dissenting shareholder rights with respect to our amendment, and we will not independently provide shareholders with any such right.

Outstanding Voting Stock of the Company

As of the Record Date, there were 298,439,779 shares of Common Stock issued and outstanding.  The Common Stock constitutes the outstanding class of voting securities of the Company.  Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the shareholders.

SIGNIFICANT CORPORATE EVENTS

During the two months preceding the acquisition of Gulfmark Energy Group by Silver Butte Company, Gregory Wilson, an affiliate of and legal counsel for Gulfmark Energy Group, contacted Terrence Dunne, President of Silver Butte Company concerning a possible business combination between the two corporations. Messrs. Ward, Wilson and Dunne met on January 3, 2011 to discuss the terms and conditions of a proposed business combination.  The meeting resulted in the signing of the Share Exchange Agreement on January 12, 2011

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whereby Silver Butte Company acquired voting control of the Gulfmark Energy Group shares and Michael and Royis Ward were nominated to the board of directors and executive officer positions.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Michael Ward, Member Board of Directors, President, CEO and CFO, Royis Ward, Chairman of the Board of Directors and Vice President and Gregory M. Wilson, affiliate shareholder, all have an interest in the transaction because they will be issued additional common and preferred shares which will result from amending the Company's articles of incorporation as required by the Exchange Agreement.

Security Ownership of Certain Owners and Management

The following Table sets forth the Common Stock ownership information as of January 12, 2011, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common, (ii) each director of the Company, (iii) each person filing a written consent to the adoption of the actions described herein, and (iv) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of each person named.  Unless otherwise indicated, the business address of each person listed is the Company's address.

Table 1.

Name of Beneficial Owner	Amount/Nature of Beneficial	Percent of Class(1)
	Ownership

Michael Ward	112,335,864	37.64%
Royis Ward	112,335,864	37.64%
Gregory Wilson	41,605,876	13.94%
Sam Simon	12,481,763	4.18%
Total	278,759,367	93.4%

(1)   Based upon 298,439,779 common shares, the total authorized and issued Company common stock.

Management and Shareholders Voting For the Corporate Actions

Michael Ward	112,335,864	37.64%
Royis Ward	112,335,864	37.64%
Gregory Wilson	41,605,875	13.94%
Sam Simon	12,481,763	4.18%
Total	278,759,366	93.4%

(1) Michael and Royis Ward are Company officers and directors.  Royis Ward is the father of Michael Ward.

Purpose and Effect of the Name Change

The Company's Board of Directors is taking action to change the corporate name from Silver Butte Company to Gulfmark Energy, Inc. to reflect the name of its recently acquired subsidiary, Gulfmark Energy Group, Inc.   This name associates the company with the exploration and production activities of the new principal business of the company conducted through its subsidiaries.

Purpose and Effect of the Increase in Company Authorized Capital

The Company's former board of directors, whom had no interest in the Gulfmark acquisition transaction,  authorized the Company to enter into a share exchange agreement

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with Gulfmark Energy Group, Inc. and its shareholders on January 12, 2011.  The Board of Directors of Silver Butte Company unanimously approved the Share Exchange Agreement. The Nevada Revised Statutes (NRS) Section 78.120 states that the board of directors has full control over the affairs of the corporation, unless limited by the articles of incorporation.   There is no such limitation in the Silver Butte articles of incorporation.  The Silver Butte board of directors authorized the payment of common and preferred Silver Butte capital stock in exchange for the Gulfmark Energy Group capital stock.

The Company believes that Nevada law and the Company's Bylaws did not require a shareholder vote or approval for the acquisition of Gulfmark Energy Group, Inc.  Paragraph 3.6 of the Silver Butte Bylaws governs Notice of Shareholders' Meeting.  Paragraph 3.6(c) requires notice of shareholder meetings for "extraordinary corporate acts such as mergers and share exchanges.  This provision does not apply to Gulfmark acquisition.  We believe the acquisition of Gulfmark Energy Group, although a form titled "share exchange agreement", was in substance, a stock purchase agreement which was not an “extraordinary corporate action” such as a merger or share exchange where the Silver Butte shareholders would have been asked to tender or exchange their shares with Gulfmark. Silver Butte shareholders were not asked to tender or exchange their shares in this Gulfmark acquisition transaction.  As a result, we believe this corporate action did not require Silver Butte shareholder notice or approval.  The Board of Directors did not elect to submit its decision to acquire Gulfmark to a vote of the shareholders.

The Nevada Revised Statutes give the Silver Butte board of directors authority to acquire assets and businesses without a shareholder vote.  The Silver Butte board of directors authorized the acquisition of a majority of the Gulfmark Energy Group, Inc. shares.

On January 12, 2011, our board of directors authorized the issuance and did issue four Gulfmark shareholders 278,759,367 shares of our common stock. Under Nevada law Section 78.211, our board of directors has authority to price and issue our stock. This represented our down payment on the purchase price of the Gulfmark common and preferred stock.  We took legal title to the Gulfmark shares with this payment.

Even though Silver Butte did not have sufficient capital to deliver all the shares to the Gulfmark Energy shareholders, there was sufficient common stock capital to make a down payment on the purchase price.   This down payment constituted 93.4% voting control of Silver Butte.  Silver Butte is contractually obligated to pay the balance of the purchase price which was unanimously authorized by the former board of directors.

Nevada law and the Silver Butte articles of incorporation permit the majority shareholders to act by written consent in lieu of a meeting as a means to reduce costs associated with calling a special shareholder meeting.  NRS Section 78.320 states that provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.   Silver Butte's articles of incorporation permit this action.  Article XI titled, "Action by Majority Consent of Stockholders" states  any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

The Company's Board of Directors is taking this action to increase its authorized common stock capital in order to comply with the share issuance obligations under the terms of the Exchange Agreement and issue the balance of the shares.  The Agreement provides for the issuance of 1,078,000,027 common shares and 11,000,000 Series A Preferred Shares in exchange for the Gulfmark shareholders' 26,950,000 common shares and 11,000,000 Series A Preferred Shares.  The general effect of this share exchange and issuance upon the rights of the existing shareholders will be that the Gulfmark shareholders will have voting control over the Company.  Additionally, the Preferred Stock will be entitled to preference over the Common Stock with respect to the

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distribution of assets of the corporation in the event of liquidation, dissolution, or winding-up of the corporation, whether voluntarily or involuntarily, or in the event of any other distribution of assets of the corporation among its stockholders for the purpose of winding-up its affairs.

We will be increasing our authorized capital to 1,100,000,000 common shares, par value $0.001 per share and 50,000,000 preferred shares, par value $0.001 per share.  In order to complete stock payment obligations of the Exchange Agreement, we are required to issue the Gulfmark shareholders a total of 797,680,439 common shares and 11,000,000 Series A preferred shares.

The following provisions will be contained in our proposed Preferred Stock:

The total number of shares of Preferred Stock that the corporation will have authority to issue is Fifty Million (50,000,000) shares.  The Preferred Stock will have no stated value and par value of $0.001 per share.  The Preferred Stock will be entitled to preference over the Common Stock with respect to the distribution of assets of the corporation in the event of liquidation, dissolution, or winding-up of the corporation, whether voluntarily or involuntarily, or in the event of any other distribution of assets of the corporation among its stockholders for the purpose of winding-up its affairs. The authorized but unissued shares of Preferred Stock may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors in their sole discretion will have the power to determine the relative powers, preferences, and rights of each series of Preferred Stock.

Series A Preferred Stock:

The Company will be authorized to issued Eleven Million (11,000,000) Series A Preferred Shares with each preferred share having Twenty (20) votes per share at any meeting of shareholders were votes are submitted.  The preferred shares will be convertible into common shares at the rate of twenty (20) shares of New Common Stock for each single (1) share of Series A Preferred Stock upon no less than 75 days advance notice to the Company.

Series B Preferred Stock:

The Company is authorized to issue Two Hundred Fifty Thousand (250,000) Series B Preferred Shares with each preferred share being convertible into common shares at the rate of twenty (20) shares of New Common Stock for each single (1) share of Series B Preferred Stock upon no less than 75 days advance notice to the Company.  The Series B shares will have one vote per share at any meeting of shareholders where votes are submitted.   The Company has no plans to issue any Series B shares.

Description of Our Securities as of the Date of This Information Statement

Currently, we are authorized to issue three hundred million (300,000,000) shares of $0.001 par value common stock and ten million (10,000,000) shares of $0.001 preferred shares.

At December 31, 2010, there were 19,680,412 shares of common stock issued and outstanding held by approximately 1,140 shareholders of record. There are no outstanding options, warrants or other rights to acquire shares of  Silver Butte Company Common Stock.  There are no outstanding preferred shares.  Our common stock is quoted on the OTCBB under the trading symbol “SIBM”.

Common Stock

All of the shares of Common Stock have equal voting rights and power without restriction in preference.

Voting Rights. Each stockholder, on each matter submitted to a vote at a meeting of stockholders, has one vote for each share registered in the stockholder’s name on the books of the Company. A quorum at any annual or special meeting of stockholders consists of stockholders representing, either in person or by proxy, a majority of the outstanding

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shares of the Company, entitled to vote at such meeting. The votes of a majority in interest of those present at any properly called meeting or adjourned meeting of stockholders at which a quorum is presented, is sufficient to transact business.

Dividend rights. The Board of Directors may, from time to time, declare and the Company may pay dividends on its outstanding shares of Common Stock in cash, property, or its own shares, except when the Company is insolvent or when the payment thereof would render the Company insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the Company’s governing documents or applicable law. The Company has never paid, and has no plans to pay, any dividends on its shares of Common Stock.

Preemptive Rights. The stockholders of the Company do not have a preemptive right to acquire the Company’s unissued shares.

Action by Majority Consent of Stockholders.  Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

Right to Amend Bylaws. The Bylaws of the Company may be altered, amended or repealed by the affirmative vote of a majority of the voting stock issued and outstanding at any regular or special meeting of the stockholders. The Board of Directors has the power to make, alter, amend and repeal the Bylaws of the Company. However, any such Bylaws, or any alteration, amendment or repeal of the Bylaws, may be changed or repealed by the holders of a majority of the stock entitled to vote at any stockholders’ meeting.

Anti-Takeover Provisions. As a Nevada corporation, the Company is subject to the Nevada Control Share Acquisition Statute (Nevada Revised Statutes Sections 78.378 to 78.3793). This statute could have the effect of delaying or preventing a change in control of the Company under certain circumstances.

Other. As a Nevada corporation, shares of the Company’s Common Stock are subject to all applicable provisions of Nevada law.

Preferred Stock

We are authorized to issue 10,000,000 shares of Preferred Stock.  At December 31, 2010, there were no shares of preferred stock issued and outstanding. The Preferred Stock is entitled to preference over the Common Stock with respect to the distribution of assets of the Company in the event of liquidation, dissolution, or winding-up of the Company, whether voluntarily or involuntarily, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs. The authorized but un-issued shares of Preferred Stock may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors in their sole discretion have the power to determine the preferences, limitations, and relative rights of each series of Preferred Stock within the limits set forth in the Nevada Business Corporations Act. As of the date of this Information Statement, no preferred stock has been issued. There are no conversion, preemptive, or other subscription rights or privileges with respect to any shares. Our stock does not have cumulative voting rights, which means that the holders of more than fifty percent (50%) of the shares voting in an election of directors may elect all of the directors if they choose to do so. In such event, the holders of the remaining shares aggregating less than fifty percent (50%) would not be able to elect any directors.

Reverse Split of Issued and Outstanding Common Stock

The Company's Board of Directors is taking action to effect a One-for-Forty (1:40) reverse stock split (the "Reverse Split") of the Company's Common Stock (the "Prior Common").

Pursuant to the Reverse Split, each forty (40) shares of Prior Common Stock issued and outstanding would be reclassified as, and exchanged for, one (1) share of newly issued

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Common Stock ("New Common").

The Reverse Split will occur on, or about July 1, 2011, (the "Effective Date") without any further action on the part of shareholders of the Company and without regard to the date or dates on which certificates representing shares of Prior Common are actually surrendered by each holder for certificates representing the number of shares of the New Common that each stockholder is entitled to receive as a consequence of the Reverse Split. After the Effective Date of the Reverse Split, the certificates representing shares of Prior Common represent one-fortieth the number of shares of New Common. Certificates representing shares of New Common will be issued in due course as old certificates are tendered for exchange. No fractional shares of New Common will be issued and, in lieu thereof, shareholders holding a number of shares of Prior Common not evenly divisible by 40, and stockholders holding fewer than 40 shares of Prior Common prior to the Effective Date, upon surrender of their old certificates, will receive one (1) share of New Common in lieu of fractional shares of New Common.  The reverse split will reduce our issued and outstanding common stock from approximately 1,091,680,439 to approximately 27,292,010 without factoring in rounding up for fractional shares.

After the reverse split we will have 1,100,000,000 authorized common shares and 50,000,000 authorized preferred shares.  The reverse split will not affect the preferred capital stock and will not reduce the number of common shares into which the preferred stock may be converted in the future.

The New Common issued pursuant to the Reverse Split will be fully paid and non-assessable. All shares of New Common will have the same voting rights and other rights as shares of the Prior Common.  Stockholders of the Company do not have preemptive rights to acquire additional shares of Common Stock which may be issued.

Purpose and Effect of the Reverse Stock Split

The intended purpose of the reverse split is to increase our share price as quoted on the OTC “Electronic Bulletin Board” market.

The Reverse Split will decrease the number of Prior Common shares outstanding and possibly increase the per share market price for the New Common stock.  Theoretically, the number of shares outstanding should not, by itself, affect the marketability of the stock, the type of investor who acquires it, or the Company's reputation in the financial community, but in practice this is not necessarily the case, as many investors look upon a stock trading at, or under $1.00 per share as unduly speculative in nature, and as a matter of policy, avoid investment in such stocks.  Additionally, the reverse stock split would reduce the number of shares of its New Common stock outstanding to amounts that management believes are more reasonable in light of its size and market capitalization. The Company will require additional capital for its operations and does not believe that it will be able to raise the necessary capital unless the price of the common stock is higher than the current common stock price levels and the total number of issued and outstanding share are reduced. However, no assurance can be given that the reverse split will result in any increase in the common stock price or that the Company will be able to complete any financing following the Reverse Split.

There can be no assurance, nor can the Board of Directors of the Company predict what effect, if any, the proposed reverse split will have on the market price of the Company's common stock.

Additionally, we anticipate the future issuance of common shares in connection with financing initiatives.  The future stock issues may have the effect of diluting and depressing our share price.

Form of Proposed Amendment to the Articles of Incorporation

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

SILVER BUTTE COMPANY

INFORMATION STATEMENT: Page 7 of 31

The undersigned hereby executes the following Articles of Amendment to the Articles of Incorporation under the provisions of the laws of the State of Nevada pursuant to NRS 78.

The Articles of Incorporation are hereby amended as follows:

ARTICLE I - Name is hereby amended to read as follows:

The name of the corporation is GULFMARK ENERGY, INC.

ARTICLE IV - Authorized Capital Stock is hereby amended to read as follows:

The authorized capital stock of the corporation will consist of two (2) classes of stock, designated as Common Stock and Preferred Stock.

Common Stock:

The total number of shares of Common Stock that the corporation will have authority to issue is One Billion One Hundred Million (1,100,000,000) shares. The shares will have par value of $0.001 per share.  All of the Common Stock authorized herein will have equal voting rights and powers without restrictions in preference.

Reverse Split of Issued and Outstanding Common Stock

Effective July 1, 2011, each forty (40) shares of the issued and outstanding Common Stock of the Corporation ("Prior Common") will be reverse split into one (1) share of Common Stock of the Corporation ("New Common"). This reverse split will affect only issued and outstanding common shares.  Each record and beneficial holder who would receive a fractional share as a result of the reverse stock split will receive a full share of Common Stock.

Preferred Stock:

The total number of shares of Preferred Stock that the corporation will have authority to issue is Fifty Million (50,000,000) shares.  The Preferred Stock will have no stated value and par value of $0.001 per share.  The Preferred Stock will be entitled to preference over the Common Stock with respect to the distribution of assets of the corporation in the event of liquidation, dissolution, or winding-up of the corporation, whether voluntarily or involuntarily, or in the event of any other distribution of assets of the corporation among its stockholders for the purpose of winding-up its affairs. The authorized but unissued shares of Preferred Stock may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors in their sole discretion will have the power to determine the relative powers, preferences, and rights of each series of Preferred Stock.

Series A Preferred Stock:

The Company is authorized to issued Eleven Million (11,000,000) Series A Preferred Shares with each preferred share having Twenty (20) votes per share at any meeting of shareholders were votes are submitted.  The preferred shares are convertible into common shares at the rate of twenty (20) shares of New Common Stock for each single (1) share of Series A Preferred Stock upon no less than 75 days advance notice to the Company.

Series B Preferred Stock:

The Company is authorized to issued Two Hundred Fifty Thousand (250,000) Series B Preferred Shares with each preferred share being convertible into common shares at the rate of twenty (20) shares of New Common Stock for each single (1) share of Series B Preferred Stock upon no less than 75 days advance notice to the Company.  The Series B shares will have one vote per share at any meeting of shareholders where votes are submitted.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the

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amendment is 93.4%.

Dated this _______ day of _________________, 2011.

___________________________

Michael Ward, President

Financial and Other Information

Management’s discussion and analysis of financial condition and results of operations

Forward Looking Statements

Some of the statements contained in this Information Statement that are not historical facts are “forward-looking statements” which can be identified by the use of terminology such as “estimates,” “projects,” “plans,” “believes,” “expects,” “anticipates,” “intends,” or the negative or other variations, or by discussions of strategy that involve risks and uncertainties. We urge you to be cautious of the forward-looking statements, that such statements, which are contained in this Information Statement, reflect our current beliefs with respect to future events and involve known and unknown risks, uncertainties and other factors affecting our operations, market growth, services, products and licenses. No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks we face, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events. Factors that may cause actual results, our performance or achievements, or industry results, to differ materially from those contemplated by such forward-looking statements include without limitation:

•

our ability to raise capital when needed and on acceptable terms and conditions;

•

our ability to attract and retain management, and to integrate and maintain technical information and management information systems;

•

the intensity of competition;

•

general economic conditions; and

•

other factors discussed in Risk Factors of our Amended Current Report dated January 12, 2011 filed on May 26, 2011.

All written and oral forward-looking statements made in connection with this Information Statement which are attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

Company’s Plans

Initially, Gulfmark plans to earn revenues through the drilling operations of its subsidiary, Blanco Drilling, Inc.  Blanco commenced drilling operations in November 2010

Gulfmark  Resources, Inc. acquired the Kiefer Lease on January 7, 2011.   This lease is comprised of 4,261 net acres which the Company believes is situated over the Eagle Ford shale formation in South Texas.  Gulfmark plans to drill one or more oil wells into the Eagle Ford shale formation on its Kiefer lease during the third and fourth quarters of 2011, subject to successful financing.

Revenues

Gulfmark Energy Group, Inc. (the "Company") was organized on August 9, 2010.  Between August 9, 2010 and October 31, 2010, Gulfmark did not generate any revenue.  Gulfmark has been financed by its founder, Michael Ward, who advanced the Company approximately $216,141 during this period.

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Costs and Expenses

From Gulfmark’s inception through October 31, 2010, the Company incurred $18,391 of administrative expenses, $2,903 of depreciation expense and $1,695 of other expenses.  During this period, Gulfmark recorded a loss of $22,969.

We anticipate that we will continue to incur expenses for our employees and  other professional services including, legal, accounting, engineering.

Liquidity and Capital Resources

As of October 31, 2010, we had working capital surplus of $196,483.  Significant additional financing will be required in order to meet our projected cash flow deficits from our proposed drilling operations on our Kiefer Leasehold.  We currently have no commitments for financing.   There is no guarantee that we will be successful in raising the funds required on terms acceptable to us or at all. We plan to coordinate the growth in our operational activities with the consummation of our capital raising activities. However, if we are not successful in raising sufficient capital on terms acceptable to us, this would have a material adverse effect on our business, results of operations liquidity, and financial condition.  These capital raising activities, if successful, are likely to result in substantial dilution to our existing stockholders and could result in the placing of one or more liens against some or all of our assets.

The Company’s future cash requirements will be substantial and will depend on many factors, some of which are outside the control of the Company. Such factors include the problems, delays, expenses and complications frequently encountered by oil exploration and production companies in connection with the proposed business operations and plans.

The Company may seek additional funding through public or private equity or debt financings or joint ventures. To the extent the Company raises additional capital by issuing equity securities, ownership dilution to existing stockholders will result and future investors may be granted rights superior to those of existing stockholders. There can be no assurance, however, that additional funding will be available to the Company on acceptable terms, or at all.

Critical Accounting Policies

Our financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements.

Inflation

It is our opinion that inflation has not had a material effect on our operations.

Changes and Disagreements with Accountants on Accounting and Financial Disclosure.

We have had no disagreements with our Accountants on accounting or financial disclosures.

Financial Statements

Note: For accounting purposes, the Acquisition of Gulfmark Energy Group, Inc. was treated as a reverse acquisition with Gulfmark Energy Group, Inc. as the acquirer and the Company as the acquired party. When we refer in this Information Statement to business and financial information for periods prior to the consummation of the Acquisition, we are referring to the business and financial information of the Company unless the context

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suggests otherwise.

(a)  Financial statements of business acquired .

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of Gulfmark Energy Group, Inc.

San Antonio, Texas

We have audited the accompanying consolidated balance sheet of Gulfmark Energy Group, Inc. as of October 31, 2010, and the related statements of operations, stockholders’ equity and cash flows for the period from August 9, 2010 (inception) to October 31, 2010. Gulfmark Energy Group, Inc.’s management is responsible for these consolidated financial statements. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Gulfmark Energy Group, Inc. as of October 31, 2010, and the results of its operations and its cash flows for the period from August 9, 2010 (inception) to October 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, although the Company has definitive plans for growth including the raising of capital, the Company has only been operating since August 2010 and has no current source of revenue, which raises substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

/s/Killman, Murrell & Company, P.C. Killman, Murrell & Company, P.C Odessa, Texas December 14, 2010

GULFMARK ENERGY GROUP, INC. CONSOLIDATED BALANCE SHEET OCTOBER 31, 2010

INFORMATION STATEMENT: Page 11 of 31

ASSETS
CURRENT ASSETS:
Cash	$ 48,225
Prepaid expenses	8,750
TOTAL CURRENT ASSETS	56,975

LAND, BUILDINGS, DRILLING AND OTHER EQUIPMENT	1,100,474
Less accumulated depreciation	(386,619)

NET LAND, BUILDINGS, DRILLING AND OTHER EQUIPMENT	713,855
TOTAL ASSETS	$ 770,830

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$ 9,225
Payable to related party	6,041
Current portion of long term debt	162,834
TOTAL CURRENT LIABILITIES	178,100

LONG TERM DEBT	171,166

STOCKHOLDER PAYABLE	210,100
TOTAL LIABILITIES	559,366

STOCKHOLDERS' EQUITY
Preferred stock, $.001 par value, 50,000,000 shares authorized,
11,000,000 issued and outstanding	11,000
Common stock, $.001 par value, 950,000,000 authorized,
26,950,000 shares issued and outstanding	26,950
Additional paid in capital	196,483
Retained deficit	(22,969)
TOTAL STOCKHOLDERS' EQUITY	211,464
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 770,830

See accompanying notes to consolidated financial statement.

INFORMATION STATEMENT: Page 12 of 31

GULFMARK ENERGY GROUP, INC. CONSOLIDATED STATEMENT OF OPERATIONS FOR THE PERIOD AUGUST 9, 2010 (INCEPTION) TO OCTOBER 31, 2010

COSTS AND EXPENSES
Administrative Expenses	$ 22,969

LOSS FROM OPERATIONS	(22,969)

Income tax	-

NET LOSS	$ (22,969)

Loss per common share	$ -

Weighted Average Common Shares Outstanding	26,801,786

See accompanying notes to consolidated financial statements.

GULFMARK ENERGY GROUP, INC. CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY FOR THE PERIOD AUGUST 9, 2010 (INCEPTION) TO OCTOBER 31, 2010
					Additional
	Preferred Stock		Common Stock		Paid in	Retained
	Shares	Amount	Shares	Amount	Capital	deficit	Total
Balance, August 9, 2010 (Inception)	-	$ -	-	$ -	$ -	$ -	$ -

Preferred stock issued to acquire
subsidiaries	11,000,000	11,000	-	-	-	-	11,000

Commons stock issued to acquire
subsidiaries	-	-	26,800,000	26,800	96,633		123,433

INFORMATION STATEMENT: Page 13 of 31

Common stock issued in rig purchase	-	-	150,000	150	99,850		100,000

Net loss, October 31, 2010	-	-	-	-	-	(22,969)	(22,969)

	11,000,000	$ 11,000	26,950,000	$ 26,950	$ 196,483	$ (22,969)	$ 211,464

See accompanying notes to consolidated financial statements.

GULFMARK ENERGY GROUP, INC. CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM AUGUST 9, 2010 (INCEPTION) TO OCTOBER 31, 2010

CASH FLOW FROM OPERATING ACTIVITIES:
Net Loss	$ (22,969)
Change in operating assets and liabilities
Prepaid expenses	(8,750)
Accounts payable	9,225
Related party payables	6,041
Other	4,578
Net cash (used) by operating activities	(11,875)

CASH FLOW FROM INVESTING ACTIVITIES:
Purchase of drilling equipment	(150,000)
Net cash used investing activities	(150,000)

CASH FLOW FROM FINANCING ACTIVITIES:

Proceeds from stockholder payable	210,100
Net cash provided by financing activities	210,100

Net increase in cash	48,225
Cash - Beginning of the period	-

Cash - Ending of period	$ 48,225

INFORMATION STATEMENT: Page 14 of 31

SUPPLEMENTAL CASH FLOW DISCLOSURES
Cash paid during the period for:
Interest	$ -
Income Taxes	$ -

Non-cash investing and financing activities:
Purchase of drilling rig	$ (334,000)
Assumption of note payable on drilling rig purchase	334,000
Assets acquired from related parties	(234,433)
Common stock issued to acquire subsidiaries	26,800
Preferred stock issued to acquire subsidiaries	11,000
Common stock issued in drilling rig purchase	150
Change in additional paid in capital on asset transfer,
acquisition of subsidiaries, and drilling rig purchase	196,483

$ -

See accompanying notes to consolidated financial statements.

GULFMARK ENERGY GROUP, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

OCTOBER 31, 2010

Note 1 – Organization and Business Activity

Gulfmark Energy Group, Inc. consists of the parent company and two wholly owned subsidiaries, Gulfmark Resources, Inc. and Blanco Drilling, Inc. (the “Company”).  Gulfmark Energy Group, Inc. is a Nevada corporation incorporated on August 9, 2010, the two subsidiaries were incorporated in the State of Texas.  Gulfmark Resources, Inc. was incorporated on July 29, 2010 and Blanco Drilling, Inc. was incorporated on August 6, 2010.  Each company was organized by the Company’s president and chief executive officer.  On October 8, 2010, Gulfmark Energy Group, Inc. acquired Gulfmark Resources, Inc. and Blanco Drilling, Inc. in a share exchange transaction whereby Gulfmark Energy Group acquired all of the outstanding capital stock from the Gulfmark Resources and Blanco shareholders.  The Company is developing an oil and gas business in Texas including contract drilling. Its current operations consist of moving rigs into position to commence drilling activities   The Company recognized its first drilling revenues on November 18, 2010.

On October 31, 2010, the two majority shareholders of the Company contributed assets from other companies they owned at their historical net book value in exchange for 11,000,000 shares of the Company’s preferred stock and 26,800,000 shares of the Company’s common stock as follows:

Drilling rig	$ 171,815
Land, buildings and improvements	126,627
Furniture and fixtures	43,244
Other equipment	179,366
521,052

INFORMATION STATEMENT: Page 15 of 31

Less accumulated depreciation	(386,619)

$ 134,433

Note 2 - Summary of Significant Accounting Policies

This summary of significant accounting policies of Gulfmark Energy Group and subsidiaries is presented to assist in the understanding of the Company’s consolidated financial statements. These consolidated financial statements are the representation of the Company’s management who is responsible for the integrity and objectivity of these financial statements. The Company’s accounting policies conform to generally accepted accounting principles in the United States of America.

The Company has selected October 31 as it fiscal year end.

Consolidation Policy

Investee companies in which the Company directly or indirectly owns more than 50% of the outstanding voting securities or those in which the Company has effective control over are accounted for under the consolidation method of accounting. Under this method, an Investee company’s balance sheet and results of operations are reflected within the Company’s Consolidated Financial Statements.  Intercompany accounts and transactions have been eliminated in consolidation.

GULFMARK ENERGY GROUP, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

OCTOBER 31, 2010

Note 2 - Summary of Significant Accounting Policies (Continued)

Estimates

Preparing the Company’s financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash on deposit, cash on hand, and highly liquid investments that are readily convertible into cash and purchased with original maturities of three months or less.

Basis for Recording Fixed Assets, Lives, and Depreciation Methods

Property and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Company uses other depreciation methods (generally accelerated) for tax purposes where appropriate. The estimated useful lives for significant property and equipment categories are as follows:

Vehicles	3 to 5 years
Machinery and equipment	3 to 5 years
Buildings and improvements	5 to 15 years

Deferred Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the

INFORMATION STATEMENT: Page 16 of 31

financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets, including tax loss and credit carry forwards, and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. As of October 31, 2010 there was no material deferred tax assets or deferred tax liabilities.

GULFMARK ENERGY GROUP, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

OCTOBER 31, 2010

Note 2 - Summary of Significant Accounting Policies (Continued)

Asset Impairment

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Impairment of assets to be held and used is determined by a comparison of the carrying amount of an asset to undiscounted future net cash flows expected to be generated by an asset.  If such assets are considered to be impaired, the impairment to be recognized is measured by an amount by which the carrying amount of the assets exceeds the fair value of the assets.  Assets to be disposed of are reported at the lower of cost or carrying amount or fair value less costs to sell.  There were no assets found to be in need of impairment as of October 31, 2010.

Loss Per Common Share

Basic net loss per share is calculated by dividing net loss by the weighted average number of common shares outstanding during the period, and does not include the impact of any potentially dilutive common stock equivalents.  Potential common shares are not included in the computation of loss per share, if their effect is antidilutive.  At October 31, 2010, the Company had 11,000,000 shares of preferred stock outstanding that is convertible into 220,000,000 shares of potential common shares that were not included in the loss per share computation due to their being anti-dilutive.

Financial Instruments

The carrying amount of financial instruments including cash and cash equivalents, prepaid expenses, and accounts payable approximate fair value, unless otherwise stated, as of October 31, 2010.  The carrying amount of long-term debt approximates market value due to the use of market interest rates.

Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2010-06, “Fair Value Measurements and Disclosures (Topic 820) — Improving Disclosures about Fair Value Measurements.” This ASU requires some new disclosures and clarifies some existing disclosure requirements about fair value measurement as set forth in Accounting Standards Codification (“ASC”) 820. ASU 2010-06 amends ASC 820 to now require: (1) a reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers; and (2) in the reconciliation for fair value measurements using significant unobservable inputs, a reporting entity should present separately information about purchases, sales, issuances, and settlements. In addition, ASU 2010-06 clarifies the requirements of existing disclosures. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Early application is permitted. The Company has complied with the additional disclosures required by this guidance upon its adoption.

GULFMARK ENERGY GROUP, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

OCTOBER 31, 2010

INFORMATION STATEMENT: Page 17 of 31

Note 2 - Summary of Significant Accounting Policies (Continued)

In June 2009, the FASB issued guidance under ASC 105, “Generally Accepted Accounting Principles.” This guidance established a new hierarchy of GAAP sources for non-governmental entities under the FASB Accounting Standards Codification. The Codification is the sole source for authoritative U.S. GAAP and supersedes all accounting standards in U.S. GAAP, except for those issued by the SEC. The guidance was effective for financial statements issued for reporting periods ending after September 15, 2009. The adoption had no impact on the Company’s financial position, cash flows or results of operations.

In August 2009, the FASB issued ASU No. 2009-05, “Fair Value Measurements and Disclosures (Topic 820) — Measuring Liabilities at Fair Value,” related to fair value measurement of liabilities. This update provides clarification that in circumstances in which a quoted price in an active market for an identical liability is not available, a reporting entity is required to measure fair value using one or more valuation techniques. This guidance is effective for the first reporting period beginning after issuance.

In April 2009, the FASB updated its guidance under ASC 820, “Fair Value Measurements and Disclosures,” related to estimating fair value when the volume and level of activity for an asset or liability have significantly decreased and identifying circumstances that indicate a transaction is not orderly. The guidance was effective for interim and annual reporting periods ending after June 15, 2009 with early adoption permitted for periods ending after March 15, 2009. The adoption of this guidance had no impact on the Company’s results of operations.

Also in April 2009, the FASB updated its guidance under ASC 825, “Financial Instruments,” which requires disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. This guidance also requires those disclosures in summarized financial information at interim reporting periods. The guidance was effective for interim reporting periods ending after June 15, 2009 with early adoption permitted for periods ending after March 15, 2009. The adoption of this guidance had no impact on the Company’s results of operations.

On December 31, 2008, the SEC published final rules and interpretations updating its oil and gas reporting requirements.  Many of the revisions are updates to definitions in the existing oil and gas rules to make them consistent with the Petroleum Resource Management System, which is a widely accepted standard for the management of petroleum resources that was developed by several industry organizations.  Key revisions include the ability to include nontraditional resources in reserves, the use of new technology for determining reserves, permitting disclosure of probable and possible reserves, and changes to the pricing used to determine reserves based on a 12-month average price rather than a period end spot price.  The average is to be calculated using the first day-of-the-month price for each of the 12 months that make up the reporting period.  The new rules are effective for annual reports for fiscal years ending on or after December 31, 2009.  Early adoption is not permitted. In the opinion of management, these topics have no impact on the financial statements of the Company.

GULFMARK ENERGY GROUP, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

OCTOBER 31, 2010

Note 3 – Property, Plant and Equipment

Major categories of property and equipment, including their depreciable lives are as follows:

	Cost	Lives

Land	$ 25,545
Buildings and improvements	101,082	5 – 15 years
Drilling equipment	754,140	5 – 7 years

INFORMATION STATEMENT: Page 18 of 31

Other equipment	176,463	5 – 7 years
Furniture and fixtures	43,244	3 – 5 years

	1,100,474
Less accumulated depreciation	(386,619)

Net	$ 713,855

There is no current period depreciation expense as the assets of the Company had not been placed in service as of October 31, 2010.

On October 31, 2010, the Company purchased a U-34B drilling rig and other miscellaneous parts, equipment, and rolling stock for a total negotiated purchase price of $584,000 with an unaffiliated third party seller.  The terms of the purchase included $150,000 in cash, the assumption of a $334,000 bank note, and the issuance of 150,000 shares of the Company’s common stock valued at $100,000.  The value of the common stock was determined as follows:

Fair value of the purchased rig	$584,000
Less: Cash paid	(150,000)
Bank note assumed	(334,000)
Value of common stock	$100,000

The fair value of the rig was determined by comparing the fair value of this rig with other similar rigs available for sale in the marketplace and the negotiated purchase price.

Note 4 – Related Party Payable and Shareholder Notes Payable

As of October 31, 2010, the Company owed $6,041 to a principal shareholder/officer for cash advances for operations. In addition, the Company owed $210,100 in no interest demand shareholder notes payable.

Note 5 – Note Payable

Long-term debt at October 31, 2010 consists of a note payable to a bank in monthly installments of $14,653 including interest at 5%, secured by accounts receivable, machinery and equipment, and other personal property, including a drilling rig.  As of October 31, 2011, the amount of $162,834 is due with the remaining balance of $171,166 due by October 31, 2012.

GULFMARK ENERGY GROUP, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

OCTOBER 31, 2010

Note 6 – Advertising Costs Are Expensed as Incurred

Advertising costs are expensed as incurred. As of October 31, 2010 the Company had not incurred any advertising costs.

Note 7 –Stockholder’s Equity

At October 31, 2010 the authorized capital of the Company consists of One Billion (1,000,000,000) shares of capital stock in the aggregate. These shares are divided into two classes: 950,000,000 shares of common stock with a par value of $.001, and 50,000,000 shares of preferred stock with a par value of $.001.  In addition, the Company is authorized to issue 12,000,000 shares of 2010 Series “A” preferred stock which is convertible into common stock at a rate of 20 shares of common stock per one share of preferred stock.

INFORMATION STATEMENT: Page 19 of 31

There were 150,000 shares of common stock valued at $100,000 issued as part of the purchase of a drilling rig.

Note 8–Concentration of Credit Risk

The Company maintains deposit accounts at financial institutions that are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000 per financial institution.  From time to time the Company’s cash balances may exceed the amount secured by FDIC insurance.  At October 31, 2010, the Company had no deposits that were not insured by the FDIC.

Note 9–Subsequent Events

In 2009, the FASB issued FASB ASC 855, “Subsequent Events” (ASC 855).  ASC 855 establishes general standards of accounting for and disclosure of events after the balance sheet date but before financial statements are issues or are available to be issued.  Accordingly, the Company evaluated subsequent events through December 14, 2010, the date the financial statements were issued, and determined that there are not any other items to disclose.

As of December 14, 2010 the Company does not have any investment in oil and gas leases and, therefore, management has not made a decision as to which accounting method, successful efforts or full cost, will be used to account for the Company’s future oil and gas activities.

(b)  Pro forma financial information .

Silver Butte Company

Pro Forma Consolidated Financial Statements

October 31, 2010

On January 12, 2011, Silver Butte Company (“Silver Butte”) and Gulfmark Energy Group, Inc. (“Gulfmark”) entered into an exchange agreement whereby Silver Butte acquired 99.45% of the issued and outstanding common stock (outstanding 26,950,000 at January 12, 2011) and 100% of the issued and outstanding preferred stock (outstanding 11,000,000 at January 12, 2011) of Gulfmark in exchange for 1,072,000,027 shares of common stock and 11,000,000 shares of Series “A” preferred stock of Silver Butte.  At the date of the exchange Silver Butte did not have sufficient authorized common and preferred shares to allow for the agreed upon issuance; therefore, at closing Sliver Butte issued only 278,759,367 common shares to the shareholders of Gulfmark and subsequently issued 793,240,660 common shares and 11,000,000 Series “A” preferred shares after the authorized shares were increased to 1,100,000,000 common shares and 50,000,000 preferred shares.  The acquisition of Silver Butte by Gulfmark was accounted as a reverse merger and recapitalization where by the subsidiary, Gulfmark, is considered to be the acquirer for accounting and financial reporting purposes.  The carrying values of Gulfmark’s assets and liabilities remained unchanged after the reverse merger.  The accumulated deficit carried forward is that of the subsidiary, Gulfmark.

The pro forma consolidated balance sheet was based on the audited balance sheets of Silver Butte as of August 31, 2010 as presented on its annual 10-K report and the audited balance sheet of Gulfmark as of October 31, 2010, combined with pro forma adjustments to give effect to the reverse acquisition as if it occurred on October 31, 2010, the fiscal year end of the newly consolidated Company, except for adjustments to Silver Butte’s cash and accrued liabilities reflecting the use of its cash from September 1, 2010 until the merger date of January 12, 2011.

The pro forma consolidated statement of operations was based on the audited statements of operations of Silver Butte for the year ended August 31, 2010, and the audited statement of operations of Gulfmark from the period from inception (August 9, 2010) to October 31, 2010, combined with pro forma adjustments to give the effect to the reverse acquisition as if it occurred as of October 31, 2010, the fiscal year end of the newly consolidated Company, except for adjustments to Silver Butte’s expenses to reflect expenses incurred from September 1, 2010 until the merger date of January 12, 2011.

These pro forma financial statements are provided for illustrative purposes only and do not purport to present what Silver Butte’s financial position or statement of operations would have been if such transactions had occurred on the above mentioned dates.  These pro forma statements were prepared based on accounting principles generally accepted in the United States.  The use of estimates is required and actual results could differ from estimates used.  The Company believes that the assumptions used provide a reasonable basis for presenting the significant effects directly attributable to the reverse acquisition.

INFORMATION STATEMENT: Page 20 of 31

SILVER BUTTE COMPANY
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
October 31, 2010
	Historical		Pro Forma
	Silver Butte	Gulfmark Energy	Adjustments		Consolidated
	Company	Group Inc.	Pro Forma		Pro Forma
	August 31,	October 31,
	2010	2010
	(Audited)	(Audited)
ASSETS
CURRENT ASSETS:
Cash	$ 17,816	$ 48,225	$ (11,510)	(6)	$ 54,531
Prepaids	-	8,750	-		8,750
Total current assets	17,816	56,975	(11,510)	(1)	63,281
Property and equipment, net	-	713,855	-		713,855
TOTAL ASSETS	$ 17,816	$ 770,830	$ (11,510)		$ 777,136

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$ 9,560	$ 9,225	$ (2,970)	(6)	$ 15,815
Accounts payable, related party	-	6,041	-		6,041
Short term debt	-	162,834	-		162,834
Total current liabilities	9,560	178,100	(2,970)		184,690
LONG TERM LIABILITIES:
Long-term debt	-	171,166	-		171,166
Long-term debt - Related party	-	210,100	-		210,100
Total long-term liabilities	-	381,266	-		381,266
TOTAL LIABILITIES	9,560	559,366	(2,970)		565,956
STOCKHOLDERS’ EQUITY:
Preferred stock, $.001 par, 10,000,000 authorized
none issued or outstanding	-	-	-		-

Common stock, $.001 par, 300,000,000 authorized
19,680,412 shares issued and outstanding	19,680	-	278,759	(1)
			(298,439)	(3)	-

Preferred stock, $.001 par, 50,000,000 authorized
11,000,000 issued and outstanding	-	11,000	(11,000)	(3)	-

Common stock, $.001 par, 950,000,000 authorized
26,950,000 shares issued and outstanding	-	26,950	(26,800)	(1)
			(150)	(5)	-

Preferred stock, $.001 par, 50,000,000 authorized,

INFORMATION STATEMENT: Page 21 of 31

11,000,000 shares issued and outstanding	-	-	11,000	(3)	11,000

Common stock, $.001 par, 1,100,000,000 authorized
27,292,011 shares issued and outstanding	-	-	298,439	(3)
			793,241	(3)
			(1,064,388)	(4)	27,292

Additional paid-in capital	1,015,089	196,483	(278,759)	(1)
			(793,241)	(3)
			(1,035,053)	(7)
			1,064,388	(4)
			26,800	(1)	195,707

Accumulated deficit	(1,026,513)	(22,969)	(8,540)	(6)
			1,035,053	(7)	(22,969)

Noncontrolling interest	-	-	150	(5)	150

Total stockholders’ equity	8,256	211,464	(8,540)		211,180

TOTAL LIABILITIES AND STOCKHOLDERS’
EQUITY	$ 17,816	$ 770,830	$ (11,510)		$ 777,136

See notes to the pro forma financial statements.

SILVER BUTTE COMPANY
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF LOSS
FOR THE PERIOD ENDED OCTOBER 31, 2010

	Historical		Pro Forma
	Silver Butte	Gulfmark Energy	Adjustments		Consolidated
	Company	Group Inc.	Pro Forma		Pro Forma
August 9, 2010
	Year Ended	(Inception) to
	August 31,	October 31,
	2010	2010

OPERATING EXPENSES:
Professional services	$ 42,292	$ -	$ -		$ 42,292
General and administrative services	2,376	22,969	8,540	(6)	33,885
LOSS FROM OPERATIONS	(44,668)	(22,969)	(8,540)		(76,177)
Income tax	-	-	-		-
NET LOSS	$ (44,668)	$ (22,969)	$ (8,540)		$ (76,177)

INFORMATION STATEMENT: Page 22 of 31

LOSS PER COMMON SHARE	$ (0.00)	$ (0.00)	$ (0.00)

WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING	19,473,508	26,801,786	27,292,011

See notes to the pro forma financial statements.

Silver Butte Company

Notes To Pro Forma Financial Statements

October 31, 2010

The following summarizes the reverse merger transactions between Silver Butte and Gulfmark:

(1)

Exchanges 26,800,000 shares of Gulfmark’s common stock for 278,759,367 shares of Silver Butte’s common stock on January 12, 2011.

(2)

In January 2011, Silver Butte’s authorized shares were increased from 300,000,000 common shares to 1,100,000,000 shares and authorized preferred shares were increased from 10,000,000 to 50,000,000.

(3)

Subsequent to the increase in the authorized capital shares of Silver Butte, Silver Butte issued an additional 793,240,660 shares of its common stock and 11,000,000 shares of its Series “A” preferred stock to the shareholders of Gulfmark.

(4)

After the issuance of 1,072,000,027 shares of its common stock for the reverse merger, Silver Butte effected a 40 to 1 reverse stock split of the total 1,091,680,439 common shares outstanding. After the reverse stock split there were 27,292,011 outstanding shares of common stock.

(5)

150,000 shares of Gulfmark’s common stock were not exchanged for Silver Butte’s common stock; therefore this .55% ownership interest in Gulfmark is reflected as noncontrolling interest, which is included in stockholders’ equity.

(6)

Silver Butte from September 1, 2010 to January 12, 2011 expended $11,510 of cash which was used to pay $2,970 of accrued liabilities and $8,540 of expenses.

(7)

Reclassification of Silver Butte’s accumulated deficit to additional paid in capital, including the $8,540 deficit recognized subsequent to September 1, 2010.

(8)

The weighted average number of common shares outstanding gives effect to the common stock issued in the reverse merger adjusted for the 40 to 1 reverse stock split.

The Series “A” preferred share is convertible into common stock at the rate of twenty shares of common stock for every shares of preferred stock upon no less than seventy five days notice. The Series “A” preferred shares are essentially equivalent to the Company’s common shares, however, they are not considered in the per share computation due to their anti-dilutive effect.

INFORMATION STATEMENT: Page 23 of 31

Business

History

Silver Butte Mining Co., Inc. was incorporated under the laws of the State of Idaho on January 19, 1965 as a mining company engaged in the exploration of non-ferrous and precious metals, principally silver and lead.  The Company was unable to develop any commercial ore deposits following many years of extensive exploration through geologic sampling and mapping, core drilling, and tunneling, and abandoned its status as an exploration stage enterprise by ceasing all exploration activities in 1994.

On February 4, 2004, business combination with Silver Butte Co., Inc was ratified, and Silver Butte Company was incorporated in the state of Nevada on March 4, 2004.  On that date, the Company merged into its wholly-owned Nevada  subsidiary and changed its corporate domicile from the state of Idaho to the state of Nevada.

Michael Ward organized Gulfmark Energy Group, Inc. under the laws of the State of Nevada on August 9, 2010.   Mr. Ward organized two Texas corporations, Gulfmark Resources, Inc. and Blanco Drilling, Inc.   Gulfmark Resources, Inc. was organized on July 29, 2010 and Blanco Drilling, Inc. was organized on August 6, 2010.   Gulfmark Energy Group acquired both Gulfmark Resources and Blanco Drilling on October 8, 2010.   Michael Ward, individually and Royis Ward capitalized Gulfmark Resources, Inc. and Blanco Drilling, Inc. with drilling assets.

On January 12, 2011, the Company consummated the Acquisition, pursuant to which the Company promised to issue to the stockholders of Gulfmark in exchange for their Gulfmark Capital Stock, the right to receive an aggregate of 1,078,000,027 shares of the Company’s Common Stock and 11,000,000 shares of the Company's Series A Preferred Stock.

Presently, the Company has insufficient common and preferred stock capital to issue all of the shares promised under the terms of the Exchange Agreement, therefore, the Company has issued the Gulfmark shareholders 278,759,367 common shares which represents nearly the balance of our 300,000,000 shares of authorized common stock capital.  The Company will amend its articles of incorporation thereby increasing its common stock capital to 1,100,000,000 common shares, and increasing its preferred stock capital from 10,000,000 to 50,000,000 preferred shares, including the designation of 11,000,000 Series A Preferred shares.   Once these shares are authorized, the balance of the common and preferred shares will be issued to the Gulfmark shareholders.  Subsequent to the issue of the common stock,  and after we file the amended articles of incorporation the Company will reduce its issued and outstanding common stock by implementing a reverse split on a 40:1 basis which will result in approximately 27,292,010 common shares being issued and outstanding after the reverse split of our common shares.  The preferred stock will not be subject to any recapitalization.

As a result of the Acquisition, Gulfmark Energy Group, Inc. and its two subsidiaries became subsidiaries of the Company.

Except as otherwise indicated by the context, references in this remainder of this Information Statement to the “Company,” “Gulfmark,” “we,” “us,” or “our” are references to the combined business of Silver Butte Company, and its direct or indirect subsidiaries, including Gulfmark Energy Group, Inc.

Overview

We are an independent oil and natural gas company engaged in the exploration and development of an oil prospect property known as the "Kiefer Lease" located in the State of Texas. Our business is comprised of the Kiefer Lease and an oil and gas drilling company.  We believe that our oil prospect property is situated over the Eagle Ford Shale formation. The Company's initial and principal focus will be on oil exploration and development of this lease.

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The Kiefer Lease is located in Zavala County, Texas  and is a  4,261 acre  parcel of unimproved non-producing land. We do not have any oil or gas reserves  We seek to maintain a portfolio of long-lived, lower risk properties in resource-style plays, which typically are characterized by lower geological risk and a large inventory of identified drilling opportunities. We focus on properties within our core operating areas that we believe have significant development and exploration opportunities and where we can apply our technical experience.

Business Strategy

Our primary objective is to increase stockholder value by focusing on the  development of our existing property and selectively increasing our position within our core operating area, with a special emphasis on expanding our resource-style properties. Our strategy emphasizes:

•

Concentrated portfolio of prospect properties — We focus on oil producing properties within our core operating areas which we believe have significant development and exploration opportunities and where we can apply our technical experience. Our Kiefer Lease is located in South Texas in the Eagle Ford Shale Play area.

•

Attractive undeveloped reserves — We will seek to maintain a portfolio of long-lived, lower risk properties focused on resource-style plays within our core operating areas.  Resource-style plays are typically characterized by lower geological risk and a large inventory of identified drilling opportunities, and include the Eagle Ford Shale formation in South Texas.

•

Drilling  flexibility — We strive to maintain drilling flexibility by balancing our financial resources with our plans to develop our key properties and pursuit of opportunities for growth and expansion.

Proposed Core Operating Region

Eagle Ford Shale - We have approximately 4,261 net acres under lease which we believe is situated over the Eagle Ford Shale formation located in Zavala County, Texas (the "Kiefer Lease").  Our net revenue interest for this lease is 75%.

Our Kiefer Lease is unproven and undeveloped.  In order to comply with the terms of our lease, we will be required to drill one test well in the Eagle Ford shale formation which we believe is situated under our Kiefer property on, or before August 4, 2011.  Undeveloped oil and natural gas leaseholds are generally for a primary term of three to five years.  In most cases, the term of our undeveloped leases can be extended by paying delay rentals or by producing oil and natural gas reservoir that are discovered under the lease.   The primary term on the Eagle Ford lease is five years.

2011 Capital budget

Our 2011 capital budget will focus on the development of unproven locations on our Kiefer Lease. Currently, we plan to spend approximately $2-6.0 million dollars on drilling and completions during 2011 to our Kiefer Lease.   This plan will be subject to successful financing. We offer no assurance that we will be successful financing this drilling plan.

Additionally, subject to financing, we expect to spend between $350,000 to $1.0 million on leasing activities during 2011.  Our future drilling plans are subject to change based upon various factors, some of which are beyond our control, including drilling results, oil and natural gas prices, the availability and cost of capital, drilling and production costs, availability of drilling services and equipment, transportation constraints and regulatory approvals.  We are in the planning stages in regard to the manner in which we will fund our proposed budget.

We will strive to maintain financial flexibility and may access capital markets as necessary to facilitate drilling on our Eagle Ford project.

Competitive Conditions in the Business

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The oil and natural gas industry is highly competitive and we will compete with a substantial number of other companies that have greater financial and other resources. Many of these companies explore for, produce and market oil and natural gas, as well as carry on refining operations and market the resultant products on a worldwide basis. The primary areas in which we will encounter substantial competition are in locating and acquiring desirable leasehold acreage for our drilling and development operations, locating and acquiring attractive producing oil and natural gas properties, obtaining sufficient rig availability, obtaining purchasers and transporters of the oil and natural gas which we expect to produce and hiring and retaining key employees. There is also competition between oil and natural gas producers and other industries producing energy and fuel. Furthermore, competitive conditions may be substantially affected by various forms of energy legislation and/or regulation considered from time to time by the government of the United States. It is not possible to predict the nature of any such legislation or regulation which may ultimately be adopted or its effects upon our future operations. Such laws and regulations may substantially increase the costs of exploring for, developing or producing oil and natural gas and may prevent or delay the commencement or continuation of a given operation.

Employees

As of December 31, 2010, we had 17 full-time employees, 14 of which work for Blanco Drilling, Inc. and 3 of which work in administration at our principal executive offices. We hire independent contractors on an as needed basis. We have no collective bargaining agreements with our employees. We believe that our employee relationships are satisfactory.

Properties

Executive and Field Offices/Yards

Our principal executive offices are located at 45 N.E. Loop 410, Suite 495, San Antonio, Texas 78216.  Gulfmark  began leasing this office space of approximately  2857 sq. ft. on August 1, 2010.  We believe that our current office space and facilities are sufficient to meet our present needs and do not anticipate the need to secure additional space.   Our annual lease cost is approximately $ 24,000.

Our field offices are located at 2242 S. Highway 83, Crystal City, Texas 78839 Crystal City, Texas.   Gulfmark Resources owns this 10 acre property.  These facilities include 2,500 s.f. of offices,  two double wide trailer houses and an 8,000 sf. metal building with a four shop bays.

Oil and Gas Properties

Kiefer Ranch Eagle Ford Formation

We own the 75% net revenue interest in the in the Kiefer leasehold which is located in northwestern portion of Zavala County, Texas.  The lease is comprised of a approximately 4,261 net acres.  This lease is situated over the Maverick Basin of Southwest Texas and  the down dip form the United States Geological Studies North boundary of the Smackover-Austin-Eagle Ford total petroleum system. It is the company's  belief that the Eagle Ford Shale has great possibilities of being a prolific producer as well, based on the wells being drilled and completed in the area surrounding our lease block.

The Eagle Ford Shale formation underlies the Austin Chalk and Edwards limestone formations.  It is roughly 50 miles wide and 400 miles long.  It was formed during the Cretaceous Epoch approximately 65 to 145 million years ago.  It lies at depths between 2,500 at the edge of the Texas hill country to over 15,000 feet deep in the southern portions in LaSalle, McMullen, Live Oak, Bee, DeWitt and Lavaca counties.   The shale over 300 feet thick in some places and is considered the source rock for the Austin Chalk oil discoveries.  It is brittle containing as much as 70% calcite, has high silica content and an average clay content of 11%.  It is highly susceptible to fracturing technologies.

The Eagle Ford Shale has three main areas of production.  The northern part is the

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"oil window" with lower pressure and high volumes of oil, the middle section is the "wet gas" or "condensate window" and the deeper section farther south (15,000 ft) is the "dry gas" window.   Diagram 1 below represents the Eagle Ford Shale formation in South Texas.  There are three windows of hydrocarbon production, the bottom area is the "dry gas" window, the middle area is the "wet gas or condensate" window and the top area is the "oil" window.   We believe that our Kiefer lease is located in the oil window.

Diagram 1.

Eagle Ford Shale Formation

The diagram below shows the approximate locations of the hydrocarbon windows in the Eagle Ford Shale formation in South Texas.   The green zone represents the oil window, the tan zone represents the natural gas liquids window and the red zone represents the dry gas window.

Our Keifer lease is marked below.  The 4,261 acre lease is not drawn to scale on the diagram.

Blanco Drilling Assets

Blanco Drilling owns two oilfield drilling units and associated equipment and rolling stock.   One drilling unit has an 8,000 ft drilling depth capacity and the other has a 4,000 ft drilling depth capacity.   The 8,000 ft unit is located in Abilene, Texas and operates on a contract drilling basis.  The 4,000 unit is located in Crystal City, Texas and also operates on a contract drilling basis.

We believe that we have satisfactory title to the properties owned and used in our business, subject to liens for taxes not yet payable, liens incident to minor encumbrances,  liens for credit arrangements and easements and restrictions that do not materially detract from the value of these properties, our interests in these properties, or the use of these properties in our business. We believe that our properties are adequate and suitable for us to conduct business in the future.

Directors, Executive Officers, Promoters and Control Persons

The following table sets forth information regarding the our director and executive officers.

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Table 1.

Name	Age	Positions and Office
Michael R. Ward	55	President, CEO, CFO, Director
Royis Ward	79	Vice President, Chairman Board
Terrence J. Dunne	62	Director
Martyn A. Powell	58	Director, Secretary

Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. The Board of Directors may seek other qualified individuals to serve on the Board and to form committees to do the Board’s work. Officers are elected by the Board of Directors and serve until their successors are appointed by the Board of Directors.

Except as set forth in the brief account of business experience below, none of the events listed in Item 401(f) of Regulation S-K has occurred during the past ten years and that is material to the evaluation of the ability or integrity of any of the Company’s directors, director nominees or executive officers.

Michael Ward, President and Chief Executive Officer, Chief Financial Officer, Director

Mr. Ward founded Gulfmark Energy Group, Inc., Gulfmark Resources, Inc. and Blanco Drilling, Inc. in August 2010 together with his father.  The companies were formed to focus their considerable oil and gas experience on acquisition, exploration, drilling, development, production and sale of natural gas, crude oil, and natural gas liquids, primarily from conventional reservoirs within the State of Texas.   The companies acquired a premier lease in Zavala County, Texas and two oilfield drilling units with the plan develop Company properties.

From May 2007 through July 2010, Mr. Ward was the President and CEO of Bentley Energy Corporation.  Bentley Energy Corporation  engaged in distribution of propane  in Central and South Texas.  Bentley owned and operated various propane distribution companies.   Bentley voluntarily filed for reorganization under Chapter 11 of the federal bankruptcy laws.  The case was filed in the U.S. Bankruptcy Court, Western District of Texas on January 7, 2010. The Case number was 10-50128 and was a Chapter 11 proceeding. The court accepted the company's reorganization plan on, or about July 21, 2010 resulting in the Company's sale to J.P. Energy Holdings, LLC. The Bentley bankruptcy petition was necessary in order to provide protection and continuity for its propane delivery to more than 8,000 customers.  Bentley financed it business with a bank line of credit.  Bentley had  planned  the line of credit would be converted to a 10-year term loan with a 5-year balloon at maturity one year later.  At loan maturity, the bank only offered Bentley a straight 3-year loan term.  Bentley's propane business revenue was subject to seasonal fluctuations because it sold the majority of its propane in the winter months.  Seasonal revenue fluctuations made it impossible for Bentley to meet bank payment obligations on a three year term loan.  Additionally, Bentley's propane suppliers tightened credit and payment terms  This credit squeeze from the bank and suppliers coupled with the unprecedented financial crisis of 2008/2009  precipitated the bankruptcy.  While under bankruptcy protection,  Mr. Ward was able to sell the business, which operates today under a different name.

From 1997 through December 8, 2006, Mr. Ward served as President and CEO of Tidelands Oil and Gas Corporation, then a publicly held corporation quoted on the OTC Bulletin Board.  Tidelands was involved in production and exploration, drilling, gas processing and pipeline transmission.  The company was  instrumental in creating an expedited process for a cross border gas transmission pipeline from  Eagle Pass, Texas to Piedras Negras, Mexico.  This international pipeline crossing process was coordinated between Tidelands, the Texas Railroad Commission, FERC and PEMEX.

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Mr. Ward has more than 30 years of diversified experience as an oil and gas professional. He was educated in business management and administration at Southwest Texas State University and the University of Texas.

Michael has vast experience in the capacity in which he successfully served in operating oil and gas companies in the United States. During the past 20 years, Michael has been associated with Century Energy Corporation where his duties and responsibilities included production and drilling superintendent and additionally, he supervised 300 recompletions and new drills in Duval, Nueces, San Patricio, Jim Wells, Karnes, Dimmit, Maverick & Zavala Counties of Texas. In addition to Texas, Michael also drilled over 40 wells in Illinois and Kansas.

With his association with Omega Minerals, Inc., he was Vice President and part owner. He spent several months in the United Kingdom and Europe arranging a public offering on the U. K. Exchange. He was President and owner of Major Petroleum Corporation.  He drilled, completed and produced 42 wells in South and West Texas counties.  The company was sold.

Royis Ward, Vice President, Chairman of the Board

Royis Ward began his career as an independent oil and gas operator in 1955 with his own funds and has been actively engaged in the oil and gas industry for approximately 50 years. After attending several business colleges, obtaining numerous business degrees in accounting, he was employed by Southern Union Gas Company in 1952 as a cost accountant, allocating natural gas prices, thereafter he was employed by a large Texas independent oil operator ultimately overseeing the successful drilling and completion of over 1500 producing oil and injection wells and supervising the installation one of the most successfully secondary recovery projects in the State of Texas. After which, he was instrumental in negotiating the sale of the business.

From the period of 1955 until present he has actively pursued the oil and gas industry, including purchasing of leases, staking locations, drilling, completion, producing and operating his own properties, including operating Powell Petroleum Corporation and was appointed Operator under the jurisdiction of the Federal Bankruptcy Courts, save and except, a brief period from early 1966 through 1972 when he moved to Houston and was instrumental in developing commercial real estate under the name of BayTex Development Corporation.

From 1972 until 2003, Mr. Ward was involved in the formation of a number of companies either as President and/or Chief Operating Officer including Omega Petroleum Corporation, Omega Minerals, Inc., Century Energy Corporation, ultimately sold to Texas International Petroleum, Summit Oil and Gas Corporation, and Tidelands Oil Corporation. Tidelands Oil Corporation was merged with Tidelands Gas Corporation in 1996 resulting in the formation of Tidelands Oil and Gas Corporation (TOGC). He was the Chairman of the Board and Vice President of Tidelands Oil & Gas Corporation until October 1, 2003.

After the merger, he formed Regency Energy, Inc., a Texas corporation, and has acted a President and CEO acquiring the 125,000 acres Halsell Ranch, Maverick County, Texas which offset the Conoco Oil Company large Sacatosa Field. Regency was instrumental in the drilling and completion of approximately 125 wells on this property which was later sold the Exploration Company (TXCO) in 2001. After the sale, Regency Energy relocated to Crystal City, Texas where it built an office building, warehouses, shops.

Terrence J. Dunne, Director.

Mr. Dunne was appointed President, CEO, and a director on July 28, 2009. For more than the past five years, Mr. Dunne has operated as a business consultant through his company, Terrence J. Dunne & Associates. Mr. Dunne received his BS, MBA, and Masters in Taxation degrees from Gonzaga University. In addition, Mr. Dunne serves as a director of Gold Crest Mines, Inc., and Rock Energy Resources, Inc.

Martyn J. Powell, Director, Secretary.

Mr. Powell was appointed as Secretary and a director of the Company on November 2,

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2009. For the past 20 years, Mr. Powell has been active as a Real Estate Investor and Licensed Realtor in the Greater Seattle Area. Mr. Powell was the President and a Director of Missouri River and Gold Gem Corp, a public company from 1999-2004, at which time control of the company was acquired by Entremetrix Inc, a Nevada Corporation. Mr. Powell was the President and a Director of Aberdeen Idaho Mining Company, a public company from 2002-2004, at which time the control of the company was acquired by MotivNation Inc, a Nevada Corporation. Mr. Powell was the Secretary and a Director of Quad Metals Corporation, a public company from 2001-2003, at which time control of the company was acquired by DataJungle Inc, a Nevada Corporation.

CORPORATE GOVERNANCE

The Board of Directors has no standing audit, nominating or compensation committees.  The entire board performs the function of each of these committees.

Independence of the Board

The Company is quoted on the OTC Bulletin Board inter-dealer quotation system, which does not require director independence requirements.

SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. These insiders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company, all such insiders have complied with applicable filing requirements.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our directors and executive officers serving in any capacity for our Company, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

EXECUTIVE COMPENSATION

No executives or directors were compensated by the Company for the fiscal years ended August 31, 2010 or 2009, for work performed that is required to be reported. In addition, the Company provided no stock options, warrants, or stock appreciation rights, and there are no employment contracts or incentive pay agreements with any officer or director.

Outstanding Equity Awards at Fiscal Year-End Table.    None.

Employment Agreements with Executive Officers

The Company not entered into any employment agreement with any officer or director.

Director Compensation

Directors do not receive compensation for their services.

Stock Option Plans.    None.

Purpose and Effect of the Name Change

Our board of directors and majority shareholder believe that the new corporate name change to Gulfmark Energy, Inc. will reflect our change in business direction which will not be limited to the entertainment business.  We believe new corporate name will promote public recognition and more accurately reflect the broadened scope of our business development efforts.

INFORMATION STATEMENT: Page 30 of 31

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Michael Ward, Royis Ward are directors and executive officers of the Company.  Gregory M. Wilson is an affiliate of the Company.  Since there is not a sufficient number of authorized shares that can be issued based on the currently issued and outstanding Company capital stock,  the Amendment will the shareholders of Gulfmark Energy Group, Inc. to acquire additional voting securities under the terms of the Exchange Agreement.

Contact Information

Silver Butte Company (the "Company") has its principal executive offices located at 45 NE 410 Loop, Suite 495, San Antonio, TX 78216.  The corporate telephone number is (210) 524-9725.

Delivery of Documents to Security Holders Sharing an Address

We will only deliver one copy of this information statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders.  The Company will undertake to deliver promptly, upon written or oral request, a separate copy of the information statement to security holder at a shared address to which a single copy of the documents were delivered and provide instructions as to how a security holder can notify the registrant that the security holder wishes to receive a separate copy of an annual report to security holders, information statement, or Notice of Internet Availability of Proxy Materials, as applicable.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

We are subject to the information and reporting requirements of the Exchange Act and, in accordance with this Act, we file periodic reports, documents and other information with the SEC relating to the our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549. Our SEC filings are also available to the public from the SEC's website at http://www.sec.gov. Our website is intended to provide an inactive, textual reference only. Information on our website is not part of this Information Statement.

Conclusion

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the Amendment. Your consent to the Amendment is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

                                     For the Board of Directors of

Date: June 2, 2011                   Silver Butte Company

                                     /s/ Michael Ward

                                     By: Michael Ward

                                     Director

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